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                                                                 Exhibit 23.2


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated December 18, 1995, included in Capstone Pharmacy Services, Inc.'s Form 8K/A dated December 31, 1995 and to all references to our Firm included in this registration statement.



/s/ Roth & Company




Brooklyn, New York
May 9, 1996